                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                Date of Event Requiring Report: August 8, 2004

                            ENERGY PRODUCERS, INC.

            (Exact name of registrant as specified in its charter)

           Nevada                  000-32507              88-0345961

      (State of Incorporation) (Commission File Number)    (IRS Employer

                                                         Identification No.)

                         Dennis R. Alexander, Chairman

                            Energy Producers, Inc.

                6564 Smoke Tree Lane, Scottsdale Arizona 85253

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                   (Address of Principal Executive Offices)

                                (480) 948-6581

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             (Registrant's telephone number, including area code)

Note: This 8-K/A (Amendment No. 1) adds additional information via Item 7.01 and Item 8.01 to the former Form 8-K current report Item 7.01 and Item 8.01 filed August 23, 2004.

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant discloses the following developments. Mr. Rusbek Bisultanov of InterOilGas is currently in Libya in ongoing contract finalization talks in behalf of the both the Registrant, Firecreek Petroleum, Inc. (“Firecreek”) and the International Consortium The Sahara Group (“TSG”). Dr. Mousa Hawamdah, a director and Vice President/Libyan operations of the Registrant is currently in Libya aiding these formal talks with the Libyan National Oil Corporation (NOC) under direction and coordination with John R. Taylor President and director of both the Registrant and Firecreek. Parties to the Consortium Agreement are Mr. Bisultanov, managing director of InterOilGas (Luxembourg), John R. Taylor, President of the Registrant and Firecreek, and David A. Christian of DAC, Inc. Firecreek is the Petroleum Manager for TSG.

David A. Christian of DAC, Inc., a JV partner of TSG, is a consultant to Firecreek and the Registrant assisting its Petroleum acquisition and development program in Libya, Russia (Black Sea area and Komi Republic), Turkey, Romania, and the Sudan. Mr. Christian’s summary resume is as follows:

David A. Christian: Fellowship in the US Senate and US House, advisor in the areas of National Defense, Foreign Relations and Armed Services. Mr. Christian is uniquely qualified to this fellowship by virtue of his experiences in the following countries: Vietnam, Russia, Germany, Thailand, Singapore, Cambodia, Lithuania- supplemented by experience in other regions- to include the Gulf-Mid East-,Pakistan, Afghanistan, the Balkans, The Caucus region of Russia and Western Asia, and the industrial countries of Japan and China. He additionally has experience and relationships with many Caribbean countries/territories and countries in South America. The Congress further requests that this assignee have interagency understanding and a history of working relationships between different federal agencies to include working relationship with the US Congress (both houses) and the Executive Branch (to include White House Agency Appointments). Mr. Christian has experience working with US Presidents, Members of Congress, Foreign Heads of State and U.S. and foreign cabinet level officials and Mayors of large United State's cities. This experience helps in preparing reports that are important to the legislative process. A working relationship of more than one foreign language is helpful in the fellowship position. Mr. Christian has a working relationship of German and Russian.  He has been an Author/Writer with McGraw-Hill and Simon and Schuster-National Lecture on speaking circuit with Universities and business groups (e.g. Sprint)- Veterans and Military Benefit Activist- Expert Consultant to national television (ABC, NBC, CBS, CNN) and as a news consultant employed with Fox Network News. Mr. Christian graduated Villanova University '72 on the Dean's List and a member of the National Honor Society; 1973 to 1976 Rutgers University Law School, Camden, New Jersey; Graduate School at Villanova University. In addition Mr. Christian has participated in Graduate Studies at University of Pennsylvania, Bryn Mawr College (Russian Language Institute), Pa., and Middlebury College, Vermont, Presently finishing a Masters Degree - studying international politics and intensive language programs of Russian and German. Mr. Christian became the youngest National Commander of the Nation's oldest veteran’s organization The Legion of Valor. He was a co-founder of the Vietnam Veterans of America with US Senator John Kerry and Bobby Muller. He helped with the National Korean and Vietnam Memorials in Washington, DC. He helps organize the Asian Communities on the East Coast of the United States. Military includes 1966 to 1970 active duty with the United States Army. Mr. Christian is considered the "Youngest, Most Decorated Military Officer of the Vietnam War".

ITEM 8.01 OTHER EVENTS

      The Registrant discloses initial summary information translated from Russian to English regarding initial preliminary estimates of oil and gas reserves, not all inclusive, located in the Black Sea Region and the Komi Republic of Russia that have been provided by Dr. Howard of Heights Energy Corporation Texas to Firecreek Petroleum, Inc.

Summary is as follows:

Special Footnote: The quoted facts are based on English translations from the Russian documents made by a Russian speaking native of one of the former Soviet Republics. The translations make sense in English and are considered accurate. One caveat pertains to the Russian system of defining reserves. They have the following categories of reserves (A, B, C1, C2, & C3). In the United States, we use a different system to classify reserves, which is recognized by the SEC. These categories are Proved-Developed-Producing (PDP), Proved-Developed-Non-Producing (PDNP), Proved-Undeveloped (PUD), Probable and Possible. Although the Russian & SEC systems do not equate directly, they appear to be similar, so for the purposes of the estimates we have called A=PDP, B=PDNP, C1=PUD, C2=Probable, and C3=Possible. In this manner reserve numbers have been put in reserve classes that are for estimation purposes understood better by United States standards. In a strict sense, the two systems do not translate directly & equally as defined. It is stated herein that the reserve figures were made by Russian companies & were filed with the Russian federal authorities/organizations that approve reserve filings. The Registrant, Firecreek Petroleum, Inc., will attempt to corroborate the Russian reserve figures once we are provided adequate data with which to do so. End Special Footnote.

According to Dr. Howard, The Sahara Group will be assigned licenses in the Black Sea Region and in the northern Komi Republic of Russia. Preliminary recoverable reserve estimates made by Russian companies and filed with Federal Russian Authorities will be verified by the Sahara Group when it receives sufficient well and production data associated with the licenses.

Two licenses are in the Azov - West Kuban area of the Black Sea. They are the South Temryuksky Prospective License and the Protok Prospective License. Estimated reserves for these licenses are as follows:

South Temryuksky Area

      Probable and Possible

448.0  MMBO

Protok Area

      Probable and Possible

447.0  MMBO

                                    353.0  BCFG

In the Komi Republic there are four licenses, namely Kykaelskoye, Kedrovskoye, West-Nylskoye and Nizhnechutinskyi. Reserve estimates are as follows:

Kykaelskaye, Kedrovskoye, West-Nylskoye Licenses

      Proved Undeveloped

  1.25 MMBO

      Probable

 20.2  MMBO

      Possible

 97.0  MMBO

Nizhnechutinskyi License

      Proved Undeveloped

  2.3  MMBO

      Probable

 34.0  MMBO

      Possible

 31.0  MMBO

                                    448.0  BCFG

AZOV - WEST KUBAN REGION

South Temryuksky Prospects (17,300 acres) onshore of the Azov Sea

5 Tertiary sandstone reservoirs

Depths of 1600 Ft - 4100 Ft

C2 (Probable) + C3 (Possible) Reserves - 448 MMBO

Geochem survey identified 5 anomalies

2D seismic acquisition proposed

3D seismic survey on selected areas

Protok Prospects (14,800 acres)

East of the South Temryuksky Block

1 Tertiary sandstone reservoir -oil prone

1 Tertiary sandstone reservoir -gas prone

Depths of 3200 FT -8200 FT

Minimum Expected C2 (Probable) + C3 (Possible) Reserves

447 MMBO

353 BCFG

2 Prospects identified by Seismic

Minimum Reserves 150 MMBO

Plans - Reprocessing of 2D Seismic

              3D Seismic Survey

KOMI REPUBLIC

Kykaelskoye, Kedrovskoye, West-Nylskoye Licenses

Licenses – 3

1. Geological exploration of mineral resources

2. Development of hydrocarbon resources in Kykaelskoye oil field valid until 12/2018

3. Development of hydrocarbon resources in Kedrovskoye oil field valid until 11/2017

Oil Fields- Kykaelskoye & Kedrovskoye

Total Estimated Recoverable Reserves on Licenses

C1 (PUD)       1.25 MMBO                  Unrisked

C2 (Probable) 20.02 MMBO                  Unrisked

C3 (Possible) 97.0  MMBO                  Unrisked

Wells -17 exploration & delineation wells

Reservoirs-5 Devonian sandstone reservoirs (2400 FT - 6900 FT)

           3 Devonian carbonate reservoirs (3500 FT - 3800 FT)

Prospects – 7

Development Plans (2004-2006)

Drill 15 Wells

Capital Expenditures N/A

Expected Production 2.44 MMBO

Expected Net Profit  N/A

Kykaelskoye Oil Field (4450 acres) 3 wells

2 Devonian sandstone reservoirs

Reservoir A (6800 FT)

C1 (PUD) reserves 250,000 BO

C2 (Probable) reserves: 4,600,000 BO

Reservoir B (6400 FT)

C1 (PUD) reserves 250,000 BO

C2 (Probable) reserves 7,600,000 BO

Total C1 + C2   12,700,000 BO

One well is producing 150 BOPD

Eastern Kykaelskoye Prospect (3335 acres) 2 wells

2 Devonian sandstone reservoirs

Reservoir A (6900 FT)

C3 (Possible) Reserves 6.5 MMBO

Reservoir B (7000 FT)

C3 (Possible) Reserves 10.8 MMBO

Plans to workover one well

South Kykaelskoye Prospect defined by 1999 Seismic, no well

2 Devonian sandstone reservoirs

Reservoir A - C3 (Possible) Reserves 11.9 MMBO

Reservoir B - C3 Reserves  23.6 MMBO

Total Reserves in Kykaelskoye Area (C1+C2+C3)

PUD + Probable + Possible = 65.5 MMBO

KOMI REPUBLIC

Kedrovskoye Oil Field 11 wells, 2 producing

2 Devonian sandstone reservoirs

Reservoir C (2400 FT)

3 wells produced at rates between 50 and 500 BOPD

C1 (PUD) Reserves 600,000 BO

C2 (Probable) Reserves 6,400,000 BO

Reservoir D

West Nylskoye Prospects  - Identified by seismic surveys

Devonian sandstone reservoirs

Reservoir E (6100  FT)

Prospects

A (1500 acres)

B (  800 acres)

C (3500 acres)

C3 (Possible) Reserves 27.9 MMBO

3 Devonian carbonate reservoirs

Reservoirs F0, F1, F2 (3500 FT to 3800 FT)

Prospect D (2200 acres)

C3 (Possible) Reserves 18.0 MMBO

Prospect E (740 acres)

KOMI REPUBLIC

Development Plans for Years 2004-2006 for 3 Licenses

15 Wells Planned

5 exploration

4 delineation

6 production

Capital Exp

N/A

Expected Production

2,440,000 BO

Expected Net Profit

N/A

Areas                         Expenditures      Expected Production (BO)

Kykaelskoye Field             N/A                     772,000 BO

Kedrovskoye Field             N/A                     713,000 BO

West-Nylskoye Prospects       N/A                     955,000 BO

KOMI REPUBLIC

Nizhnechutinskyi License for Development

1310 Sq Km (323,570 acres) 400 wells

Nizhnechutinskyi Oil Field discovered in 1941 10 wells

Devonian sandstone reservoir

C1 Reserves (PUD) 2.3 MMBO Recoverable

C2 Reserves ( Probable) 34 MMBO Recoverable

Vodnensk Prospect

C3 Reserves (Possible) 31 MMBO & 448 BCFG

Planned Exploration

Devonian Reservoir requires pressure maintenance. Deep potential in fractured basement (metamorphic shales)

Expected recoverable reserves on License 75MMBO

Potential Reserves on License 745 MMBO

Will require drilling 50-400 wells including horizontals

Forecast N/A Net Profit

                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:   /s/  Dennis R. Alexander

                                             ------------------------

                                                  Dennis R. Alexander

                                                  Chairman and CFO

Date:  September 10, 2004